Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002
     In connection with the Amended Quarterly Report of MarineMax, Inc., (the “Company”) on Form 10-Q/A for the quarterly period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William H. McGill Jr., Chief Executive Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM H. MCGILL JR.
William H. McGill Jr.
Chief Executive Officer

Date: June 13, 2006

27